EXHIBIT 10.52
SEVENTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
This Seventh Amendment to Agreement of Purchase and Sale dated February 11, 2022 (this “Amendment”) amends that certain Agreement of Purchase and Sale dated December 17, 2021, as amended by that certain First Amendment to Agreement of Purchase and Sale dated January 3, 2022, as further amended by that certain Second Amendment to Agreement of Purchase and Sale dated January 10, 2022, as further amended by that certain Third Amendment to Agreement of Purchase and Sale dated January 14, 2022, as further amended by that certain Fourth Amendment to Agreement of Purchase and Sale dated January 19, 2022, as further amended by that certain Fifth Amendment to Agreement of Purchase and Sale dated January 21, 2022, and as further amended by that certain Sixth Amendment to Agreement of Purchase and Sale dated February 10, 2022 (as amended, the “Agreement”) between each entity identified as a Seller on Schedule A attached to this Amendment (each a “Selling Entity” and jointly and severally, “Seller”) and each of The Necessary Retail REIT Operating Partnership, L.P., a Delaware limited partnership, f/k/a American Finance Operating Partnership, L.P. (“AFIN Buyer”), and, solely with respect to the acquisition of (i) the Site known as “Shoppes at Straud”, ARG SSSTRPA001, LLC, (ii) the Site known as “Shippensburg Marketplace”, ARG SMSHPPA001, LLC and (iii) the Site known as “Carlisle Crossing”, ARG CCCARPA001, LLC, each a Delaware limited liability company, as buyer (individually or collectively, as the context may require, “Buyer”), and, solely for purposes of Section 1.2(d) and Article 4 thereof, American Finance Trust, Inc.. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.
Recitals
A.    Seller and Buyer desire to amend the Agreement as set forth below.
Amendment

1.Section 3.4(c) of the Agreement is hereby amended and restated in its entirety as follows:
“(c)
(i)    Seller will cause any Broker Listing Agreements and any Property Management Agreements to be terminated with respect to the Sites affected thereby prior to or as of the Closing Date for the subject Sites, and Seller will be solely responsible for any termination fees or other payments due under any such terminated agreements, unless such payments (typically for unpaid leasing commissions) constitute Leasing Costs otherwise allocated to Buyer under Section 3.6 below. After the expiration of the Diligence Period, Seller will not, without Buyer’s prior written consent, not to be unreasonably withheld, conditioned or delayed, enter into any new Broker Listing Agreement or amend or terminate any existing Broker Listing Agreement if the same would impose any obligation on Buyer after the Closing that is not credited to Buyer at such Closing. If Buyer fails to either give or expressly refuse such consent within five (5) Business Days after receiving the written request from Seller, such consent shall conclusively be deemed to have been given.
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(ii)    The parties acknowledge that the Broker Listing Agreements related to leasing activity contemplated by Section 3.8 below (each, a “Pipeline BLA”) will be terminated at each applicable Closing pursuant to the foregoing clause (i). Buyer agrees that Buyer shall, within five (5) days after each applicable Closing, enter into a brokerage listing agreement (each, a “New Pipeline BLA”) with respect to each site for which leasing activity is contemplated pursuant to Section 3.8 as follows: (x) each New Pipeline BLA shall be entered into with the same broker as was party to the applicable Pipeline BLA and on substantially the same form as the Pipeline BLA previously applicable to such Site, except as otherwise set forth herein, (y) Seller shall be authorized, under each New Pipeline BLA, to act as Buyer’s agent with respect to all leasing activities related to potential New Leases identified on the Pipeline List (as hereinafter defined) corresponding to such Site as well as any other potential New Leases otherwise approved by Buyer in accordance with this Agreement; provided, that Seller shall indemnify and hold Buyer harmless from and against any Claims arising from or in connection with any breach by Seller of any such Pipeline BLA including, without limitation, any exclusivity provision thereunder, and (z) each New Pipeline BLA may (at Buyer’s option) be limited to the New Leases, tenants and premises specified in the Pipeline List for such Site; provided, however, that Buyer shall not be deemed to be in breach of this clause (ii) if such New Pipeline BLA is not entered into within such five (5) day period as a result of a refusal or delay in execution on behalf of the applicable counterparty thereto.”
2.Nothing contained herein shall be deemed to modify any restrictions imposed by the terms and conditions of the Agreement on Seller’s leasing activities before or after Closing.
3.This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.
4.Except as specifically amended by this Amendment, the Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

BUYER:
The Necessary Retail REIT Operating Partnership, L.P.,
a Delaware limited partnership,
f/k/a American Finance Operating Partnership, L.P.
By:
Name:
Title:
ARG SSSTRPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
ARG SMSHPPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
ARG CCCARPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
[BUYER SIGNATURE PAGE]

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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.
SELLER:
COLE MT SAN JOSE CA, LP,
a Delaware limited partnership
By    Cole GP MT San Jose CA, LLC,
a Delaware limited liability company,
its General Partner
By:    CIM Real Estate Finance Management,
LLC, a Delaware limited liability
company, its Manager
By:
Name: Nathan DeBacker
Its: Vice President
COLE MT ALLEN PARK MI, LLC,
a Delaware limited liability company
By:    Cole REIT Management V, LLC,
a Delaware limited liability company,
its Manager
By:
Name: Nathan DeBacker
Its: Vice President
ARCP MT ENID OK, LLC
VEREIT MT ELYRIA OH, LLC
COLE MT GAINESVILLE (DAWSONVILLE) GA, LLC
VEREIT MT RALEIGH (SUMNER) NC, LLC,
each, a Delaware limited liability company

By:    CIM Income NAV Operating Partnership, LP,
    a Delaware limited partnership,
    their respective sole member

By: Cypress Merger Sub, LLC
    a Maryland limited liability company
    Its: General Partner

By:
Name: Nathan DeBacker
Its: Vice President
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COLE MT LOUDON TN, LLC

By:    Cypress Merger Sub, LLC,
    a Maryland limited liability company,
    its sole member
By:
Name: Nathan DeBacker
Its: Vice President
ARCP MT BOWLING GREEN KY, LLC
By:    Cole REIT Management V, LLC
    a Delaware limited liability company,
    its Manager

By:
Name: Nathan DeBacker
Its: Vice President

ALL THE ENTITIES LISTED ON THE BALANCE OF THIS PAGE AND THE FOLLOWING PAGES,
each, a Delaware limited liability company
By:    CIM Real Estate Finance Management, LLC
a Delaware limited liability company,
its Manager
By:
Name: Nathan DeBacker
Title: Vice President
Cole MT Albany GA, LLC
ARCP MT Houston TX, LLC
Cole MT Beavercreek OH, LLC
Cole MT Schaumburg IL, LLC
ARCP MT Louisville KY, LLC
ARCP MT Rockford IL, LLC
ARCP MT Carlisle PA, LLC
Cole MT Albuquerque NM, LLC
Cole MT Coventry RI, LLC
ARCP MT Hagerstown MD, LLC
Cole MT Lafayette LA, LLC
Cole MT Plover WI, LLC
Cole MT Darien IL, LLC
Cole MT Decatur AL, LLC
Cole MT Derby KS, LLC
VEREIT MT Oshkosh WI, LLC
ARCP MT Austell GA, LLC
Cole MT Evergreen Park, IL, LLC
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Cole DET Evergreen IL, LLC
Cole MT Brookfield WI, LLC
Cole MT Statesville NC, LLC
ARCP MT Glen Ellyn IL, LLC
ARCP MT Fort Wayne IN, LLC
ARCP MT Manitowoc WI, LLC
Cole MT Waxahachie TX, LLC
ARCP MT Houma LA, LLC
ARCP MT Lafayette IN, LLC
ARCP MT Lawton OK, LLC
VEREIT MT Salisbury MD, LLC
ARCP MT Columbus IN, LLC
ARCP MT Vienna WV, LLC
ARCP MT Muskegon MI, LLC
VEREIT MT Ashtabula OH, LLC
Cole MT Mobile AL, LLC
VEREIT MT Ashland KY, LLC
ARCP MT Morganton NC, LLC
Cole NR Tampa FL, LLC
Cole MT Reynoldsburg OH, LLC
VEREIT MT Owensboro KY, LLC
Stringtown South, LLC
ARCP MT Monroe LA, LLC
VEREIT MT Plainfield IL, LLC
Cole MT Albuquerque (San Mateo) NM, LLC
Cole MT Duncan SC, LLC
VEREIT MT Lady Lake FL, LLC
ARCP MT Shippensburg PA, LLC
ARCP MT Salina KS, LLC
ARCP MT Stroudsburg PA, LLC
ARCP MT Abilene TX, LLC
ARCP MT Springfield IL, LLC
ARCP MT Springfield OH, LLC
ARCP MT Jefferson City MO, LLC
Cole MT Riverview FL, LLC
Cole MT Rocky Mount NC, LLC
Cole MT Columbia SC, LLC
Cole MT Marietta Ga, LLC
VEREIT MT Sturbridge MA, LLC
Cole MT Columbus OH, LLC
Cole MT Williamsburg VA, LLC
ARCP MT Hattiesburg MS, LLC
ARCP MT Mount Pleasant SC, LLC
ARCP MT Florence KY, LLC
Cole MT Marion IN, LLC
ARCP MT Albuquerque NM, LLC
Cole MT Newburgh NY, LLC
Cole MT Salisbury NC, LLC
Cole MT Salisbury (Wallace Commons II) NC, LLC
VEREIT MT Summerville SC, LLC
Cole MT Clarksville IN, LLC
Cole MT Jacksonville NC, LLC
Cole MT San Antonio (Highway 151) TX, LLC
ARCP MT Springfield MA, LLC
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Cole AS Valdosta GA, LLC
Cole WG Huntsville AL, LLC

[SELLER SIGNATURE PAGES]
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